UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 28, 2025

Date of Report (Date of earliest event reported)

Flotek Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 N. Sam Houston Parkway W., Suite 400 Houston, TX, 77086

(Address of principal executive office and zip code)

(713) 849-9911

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 28, 2025, Flotek Industries, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed, among other items, the acquisition by a subsidiary of the Company, PWRTEK, LLC (“PWRTEK”), of certain mobile power generation assets and related intellectual property (the “Acquired Assets”) from ProFrac GDM, LLC, an indirect subsidiary of ProFrac Holding Corp. (“ProFrac GDM”), as well as the same subsidiary of the Company concurrently entering into an agreement for a six-year dry lease of certain of the Acquired Assets with ProFrac GDM.

As reported in the Original Report, the total consideration for all the transactions was $105 million. Under the Purchase Agreement for the transactions filed as Exhibit 10.1 to the Original Report, the Acquired Assets were purchased in exchange for an offset of $17.6 million against order shortfall payments (“OSP”) that were payable and owed to the Company in connection with the 2024 measurement period under the Company’s previously disclosed Chemical Products Supply Agreement with ProFrac Services, LLC. The remainder of the consideration was attributable to the other transactions reported in the Original Report.

This Current Report on Form 8-K/A (this “Amendment”) amends the Original Report to report the acquisition of the Acquired Assets under Item 2.01. Except as provided in this Amendment, the disclosures made in the Original Report remain unchanged. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the acquisition by PWRTEK of the Acquired Assets from ProFrac GDM in exchange for the OSP pursuant to the Purchase Agreement is incorporated by reference into this Item 2.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: May 1, 2025	/s/ Bond Clement
Name: Bond Clement
Title: Chief Financial Officer